PROXY STATEMENT

SCHEDULE 14A
(RULE 14A-101)

INFORMATION REQUIRED IN PROXY STATEMENT

SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a)
OF THE SECURITIES EXCHANGE ACT OF 1934
(AMENDMENT NO.______)

Filed by the Registrant [X]
Filed by a party other than the Registrant [ ]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ X ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Sec. 240.14a-12

CAPITAL BANCORP, INC.

(Name of Registrant as Specified in its Charter)

(Name of Person(s) Filing Proxy Statement, if
other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required

[  ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

(1)	Title of each class of securities to which transaction applies:
(2)	Aggregate number of securities to which transaction applies:
(3)	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):
(4)	Proposed maximum aggregate value of transaction:
(5)	Total fee paid:

[ ]	Fee paid previously with preliminary materials.

[ ]	Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)	Amount Previously Paid:
(2)	Form, Schedule or Registration Statement No.:
(3)	Filing Party:
(4)	Date Filed:

TABLE OF CONTENTS

INTRODUCTION
SUMMARY OF VOTING MATTERS
FIRST PROPOSAL – ELECTION OF DIRECTORS
THE COMPANY’S BOARD OF DIRECTORS AND COMMITTEES
EXECUTIVE OFFICERS
EXECUTIVE COMPENSATION
STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS
SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE
CERTAIN TRANSACTIONS
SECOND PROPOSAL – RATIFICATION OF INDEPENDENT AUDITORS
PROXY SOLICITATION
SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING
OTHER BUSINESS
SHAREHOLDER RELATIONS AND TRANSFER AGENT
AVAILABILITY OF FORM 10-K
APPENDIX A

CAPITAL BANCORP, INC.
1820 West End Avenue
Nashville, Tennessee 37203

A LETTER TO OUR SHAREHOLDERS

March 12, 2002

Dear Shareholder:

     You are cordially invited to attend the 2002 Annual Meeting of Shareholders of Capital Bancorp, Inc. (the “Company”) to be held on April 18, 2002, at 4:30 o’clock p.m., local time, in the Community Room of Capital Bank & Trust Company, 1816 Hayes Street, Nashville, Tennessee. At the Annual Meeting, Shareholders of record as of February 28, 2002, will be entitled to vote upon the election of Directors who will serve until her, his, or their successors have been elected and duly qualified. In addition, the Shareholders will vote upon the ratification of the Board of Directors’ appointment of Maggart & Associates, P.C. as the Company’s independent auditors for the fiscal year ending December 31, 2002, as well as any other business that may properly come before the Annual Meeting.

     I know that you will notice the different format and the increased amount of information that is included in these materials. I hope that the “Question and Answer” type of format is helpful to you, and we would appreciate your feed back as to how you reacted to this format. If you have any questions about any of this, or any other matter related to our Company or Capital Bank, I trust that you know that I and the other members of the Staff will be delighted to discuss them with you and to try to answer any of your questions.

     The enclosed Proxy Statement describes the proposed election of Directors and ratification of appointment of independent auditors, and it contains other information about the Annual Meeting. Please read these materials carefully. It is important that your shares be represented whether or not you plan to attend the Annual Meeting. Please complete the enclosed proxy card and return it in the enclosed envelope without delay. If you attend the Annual Meeting, you may withdraw your proxy and vote in person if you wish as set forth in the accompanying Proxy Statement by giving appropriate notice any time before your proxy is voted.

     On behalf of your Board of Directors, I urge you to vote FOR Proposals 1 and 2 which are described in the Proxy Statement and set forth on the Proxy Card. I look forward to seeing you at the Annual Meeting.

Sincerely,

CAPITAL BANCORP, INC

/s/ R. Rick Hart

R. Rick Hart, Chairman of the Board

CAPITAL BANCORP, INC.
1820 West End Avenue
Nashville, Tennessee 37203

NOTICE OF ANNUAL MEETING OF SHAREHOLDERS

TO:	Our Shareholders

DATE:	Thursday, April 18, 2002

TIME:	4:30 p.m., Local Time in Nashville, Tennessee (Central Time)

PLACE:	Community Room of Capital Bank & Trust Company
1816 Hayes Street
Nashville, Tennessee 37203

ITEMS OF BUSINESS:	1)	to elect one “Class I” Director for a term of three years;

	2)	to ratify the selection of Maggart & Associates, P.C., as the Company’s independent auditors for the year ending December 31, 2002; and

	3)	to conduct other business properly brought before the meeting. Execution of a proxy, however, confers on the designated proxy holder discretionary authority to vote the shares represented by such proxy in accordance with such proxy holder’s best judgment on such other business, if any, as may properly come before the Annual Meeting or any postponement or adjournment thereof.

WHO MAY VOTE:	You can vote if you were a Shareholder of record at the close of the Company’s business on February 28, 2002.

ADJOURNMENT:	If necessary, your proxy will be voted to adjourn the Annual Meeting to a later date (and/or to postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

DATE OF MAILING:	This Proxy Statement and the Company’s Annual Report for the year ended December 31, 2001, together with the form of proxy for the Annual Meeting, are first being mailed to Shareholders on or about March 12, 2002.

By Order of the Board of Directors

/s/ H. Edward Jackson, III

H. Edward Jackson, III
Secretary

Nashville, Tennessee
March 12, 2002

TABLE OF CONTENTS

INTRODUCTION	1

SUMMARY OF VOTING MATTERS	1

FIRST PROPOSAL – ELECTION OF DIRECTORS	3

THE COMPANY’S BOARD OF DIRECTORS AND COMMITTEES	4

EXECUTIVE OFFICERS	6

EXECUTIVE COMPENSATION	8

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS	15

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE	17

CERTAIN TRANSACTIONS	17

SECOND PROPOSAL – RATIFICATION OF INDEPENDENT AUDITORS	18

PROXY SOLICITATION	18

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING	18

OTHER BUSINESS	19

SHAREHOLDER RELATIONS AND TRANSFER AGENT	19

AVAILABILITY OF FORM 10K	19

APPENDIX A	20

PROXY STATEMENT

OF

CAPITAL BANCORP, INC.

1820 West End Avenue
Nashville, Tennessee 37203

2002 ANNUAL MEETING OF SHAREHOLDERS

APRIL 18, 2002

4:30 O’CLOCK P.M.

THIS PROXY IS BEING SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS.

INTRODUCTION

This Proxy Statement is being furnished to the Shareholders of Capital Bancorp, Inc. (the “Company”) who hold shares of record at the close of the Company’s business on February 28, 2002 in connection with the 2002 Annual Meeting of Shareholders of the Company (the “Annual Meeting”). The Annual Meeting is scheduled to be held in the Community Room of Capital Bank & Trust Company, 1816 Hayes Street, Nashville, Tennessee 37203, on Thursday, April 18, 2002, at 4:30 o’clock p.m. local time. (All times are Central Time.) The enclosed Notice of Annual Meeting and this Proxy Statement are being first mailed to Shareholders on or about March 12, 2002.

Each copy of this Proxy Statement mailed to Shareholders is accompanied by a form of proxy solicited by the Board of Directors of the Company for use at the Annual Meeting and at any postponement(s) or adjournment(s) thereof. The proxy will be used for the items of business described in these materials and, if necessary, to adjourn the meeting to a later date (and/or postpone it to a later time) to permit further solicitation of proxies if there are insufficient votes at the time of the meeting to constitute a quorum.

No person is authorized to give any information or to make any representation not contained in this Proxy Statement and, if given or made, such information or representation should not be relied upon as having been authorized by the Company. This Proxy Statement does not constitute the solicitation of a proxy in any jurisdiction from any person to whom it is unlawful to make such proxy solicitation in such jurisdiction. The delivery of this Proxy Statement shall not, under any circumstances, imply that there has not been any change in the information set forth herein since the date of mailing this Proxy Statement.

SUMMARY OF VOTING MATTERS

WHAT AM I VOTING ON?

You will be voting on the following:

–	to elect one “Class I” Director for a term of three years and until such Director’s successor has been elected and duly qualified;

–	to ratify the selection of Maggart & Associates, P.C., as the Company’s independent auditors for the year ending December 31, 2002; and

–	any other matter properly brought before the Annual Meeting.

WHO IS ENTITLED TO VOTE?

You may vote if you owned shares of our common stock as of the Company’s close of business on February 28, 2002. Each share of stock is entitled to one vote. As of January 31, 2002, there were 1,565,271 shares of Capital Bancorp, Inc.’s common stock outstanding.

HOW DO I VOTE?

You may vote in person at the meeting or you may complete, sign and return the enclosed proxy card. Votes submitted by proxy will be voted by the individuals named on the proxy card in the manner you indicate. You may vote in favor of the nominee or withhold your votes as to the nominee. You may also vote for or against, or abstain, with respect to the ratification of the independent accountants chosen by the Board of Directors of Capital Bancorp, Inc. (“our Company”).

Unless otherwise required by law, all other matters, including the ratification of auditors, shall be determined by a majority of votes cast affirmatively or negatively without regard to (a) broker non-votes, or (b) proxies marked “abstain” as to that matter.

CAN I REVOKE MY PROXY?

Yes, by following one of the correct procedures. To revoke a proxy given pursuant to this solicitation, you must do one of the following before the proxy is voted at the Annual Meeting:

–	sign another proxy with a later date and deliver it to us;
–	deliver a written notice of revocation to us that is dated later than the date of the proxy either before the Annual Meeting or before your proxy is voted at the Annual Meeting; or
–	attend the Annual Meeting and vote in person. BUT IT IS VERY IMPORTANT FOR YOU TO NOTE: Your attendance at the Annual Meeting, by itself, will not revoke a proxy if you do not vote personally or by delivering a later dated proxy to us, of if you don’t openly and expressly revoke your proxy, at the Annual Meeting before your proxy is voted.

WHAT IF I RETURN MY PROXY CARD BUT DO NOT PROVIDE VOTING INSTRUCTIONS?

Proxies that are signed and returned but do not contain instructions will be voted FOR the election of all nominees as Directors and FOR the ratification of the selection of Maggart & Associates, P.C., as Capital Bancorp, Inc.’s independent auditors for fiscal year 2002. (The Company’s “fiscal year” is the calendar year, which ends on December 31st.)

HOW DOES DISCRETIONARY AUTHORITY APPLY?

If you sign your proxy but do not make any selections, you give discretionary authority to the proxy holders to vote on the proposals (the election of Directors and the ratification of auditors) and other matters described in this document. In addition, every proxy gives the holder discretionary authority to vote on ministerial matters (like approving the minutes of the last meeting) and other matters that arise at the meeting of which management is presently not aware. However, the proxy holders selected by the Company will not vote any proxy that withholds authority or that is voted against the full slate of Directors in favor of any postponement or adjournment of the meeting.

WHAT SHOULD I DO NOW?

Indicate on your proxy card how you want to vote, and sign and mail the proxy card in the enclosed postage prepaid envelope as soon as possible, so that your shares will be represented at the Annual Meeting.

If you sign and send in your proxy and do not indicate how you want to vote, your proxy will be voted in favor of the Director-nominee(s) and for the ratification of the named independent auditors, as well as in the discretion of the proxy with respect to any other business that may properly come before the Annual Meeting.

HOW WILL ABSTENTIONS AND BROKER NON-VOTES BE TREATED?

Abstentions and broker non-votes will be treated as shares that are present and entitled to vote for purposes of determining whether a quorum is present, but will not be counted as votes either in favor of or against a particular proposal. If a broker or nominee holding shares in “street” name indicates on the proxy that it does not have discretionary authority to vote on a particular matter, those shares will not be voted with respect to that matter and will be disregarded for the purpose of determining the total number of votes cast with respect to a proposal.

HOW MANY VOTES MUST BE PRESENT TO HOLD THE ANNUAL MEETING?

A quorum of Shareholders is necessary to hold a valid meeting. If the holders of at least a majority of our shares (that is, 782,636 shares) are present in person or by proxy, a quorum will exist. Once a Shareholder is present for any purpose, then her or his vote will be counted towards the quorum requirement (unless the Annual Meeting is adjourned and a new record date is set for the adjourned meeting), even if the holder of the shares abstains from voting with respect to any matter brought before the Annual Meeting.

HOW MANY VOTES ARE NEEDED TO ELECT DIRECTORS?

Directors are elected by a plurality of the votes cast by the holders of shares entitled to vote at the Annual Meeting. This means that the Director nominee with the most affirmative votes for a particular slot is elected for that slot.

DO I HAVE THE RIGHT TO CUMULATE MY VOTES?

No. The Company’s charter does not provide for cumulative voting.

ARE NOMINATIONS MADE AT THE MEETING?

No. Nominations must be made before the meeting and must contain information that the other Shareholders would need to make an informed decision about the nominees. These procedures are set forth in the Company’s bylaws and a copy of the procedures can be obtained by Shareholders in the same manner as provided for obtaining a copy of the Annual Report on Form 10-K, which is described at the end of this document.

FIRST PROPOSAL

ELECTION OF DIRECTORS

HOW IS OUR COMPANY’S BOARD STRUCTURED?

Under the Company’s charter, the Company’s Board of Directors is divided into three groups (called “Classes”) of Directors. Directors stand for election for three-year terms, with one “Class” standing for election every year. This year, the Director in “Class I” is being elected.

WHO ARE THE NOMINEES THIS YEAR?

The “Class I” nominee is R. Rick Hart, an incumbent director and officer. If elected, Mr. Hart will hold office until the 2005 Annual Meeting of Shareholders and until his successor has been elected and duly qualified.

Mr. Hart was nominated by the Company’s Board of Directors.

WHAT IS THE BACKGROUND OF THIS YEAR’S NOMINEE?

Name[Class](1)	Age	Principal Occupation

R. Rick Hart [Class I]	53	Chairman, President, and CEO of the Company, 2001 – present; Chairman of the Bank, 2000 – present; President and CEO of the Bank, 1994 to present; Director of the Company 2001 – present; Director of the Bank 1994 – present.

WHO ARE THE DIRECTORS WHO ARE CONTINUING IN OFFICE WITHOUT RE-ELECTION THIS YEAR?

Name[Class](1)	Age	Principal Occupation

Albert J. Dale, III [Class III]	51	President, Dale, Inc.; Director of Capital Bancorp, Inc., 2001 - present; Director of Capital Bank, 1994 – present.

Michael D. Shmerling [Class II]	46	Executive Vice President and Chief Operating Officer, Kroll, Inc., 1999-present; Chairman and CEO of Background America, Inc., 1995 – 1999; Director of Capital Bancorp, Inc. 2001 – present; Director of Capital Bank, 1997 - present.

WHAT IF THE NOMINEE IS UNWILLING OR UNABLE TO SERVE?

That is not expected to occur. If it does, proxies will be voted for a substitute designated by the Board, if the Board decides to designate a substitute. Otherwise, the slot will be left vacant to be filled by the Board of Directors at a later date.

WHAT DOES THE BOARD OF DIRECTORS RECOMMEND?

The Board unanimously recommends that you vote FOR the election of Mr. Hart.

THE COMPANY’S BOARD OF DIRECTORS AND COMMITTEES

WHAT IS THE STRUCTURE OF THE BOARD OF DIRECTORS?

According to our Company’s charter, our Board of Directors must consist of between three and twenty-five Directors, with the exact number to be set by the affirmative vote of a majority of the full Board. Our current Board consists of three Directors. Presently, there is one Director in each Class. Mr. Hart, in Class I, is standing for election this year. Every year, one of the three “Classes” of Directors stands for election by our Shareholders to serve for three year terms and until each such person’s successor has been elected and duly qualified.

HOW ARE DIRECTORS COMPENSATED?

In 2001, the Company’s Directors were not compensated. However, the Company’s Directors also serve as directors of Capital Bank & Trust Company and, in that capacity, Directors received $250 for each meeting of the Board of Directors plus, for non-officer Directors, $150 for each executive committee meeting attended and $100 for each other committee meeting attended ($125 for the chairperson). (Messrs. Hart, Gregory, and Jackson are not paid for committee meetings.) Each Director is entitled to a bonus of $550 if she or he attends all Board meetings in a particular quarter. However, attendance at the December meeting is not required for a Director to receive Board fees related to that meeting.

In addition, the directors of the Bank adopted a deferred compensation plan in 1999 to reward directors for past performance and to provide retirement and death benefits for them. Nine directors were participants in the plan at year end 2001. This plan provides benefits for 120 months after the director reaches age 65. The Company has purchased insurance policies to provide the death benefit provided by this plan, but the insurance policies remain the Company’s property and the payments under the policies are payable to the Company. At December 31, 2001, the Company’s deferred compensation liability totaled $126,000 (compared to $72,000 for year end 2000), the cash surrender value of the life insurance component of the polices was $1,151,000 (compared to $776,000 at the end of 2000), and the face amount of the insurance policies in force was an estimated $6,625,000 (both 2001 and 2000). Each insured beneficiary is entitled to 25% of the net at risk insurance portion of the proceeds. The definition of “net at risk insurance portion of the proceeds” is the total proceeds of the policy less the cash value of the policy.

HOW OFTEN DID THE BOARD OF DIRECTORS MEET IN FISCAL YEAR 2001?

The Board met eleven times during fiscal year 2001. Each Director attended more than 75% of the meetings of the Board, except Mr. Doyle and Mr. Shmerling. All members appointed to committees attended at least 75% of all applicable committee meetings except that Mr. Shmerling was our of town at the time of one of the two audit committee meetings. However, Mr. Shmerling visited the Company and reviewed the minutes and other matters related to the meeting upon his return to Nashville.

WHAT ARE THE COMMITTEES OF THE BOARD?

Our Board has two standing committees, joint with Capital Bank, which are the Audit Committee and the Compensation Committee. The following table contains information concerning these committees:

Name of Committee and Members	Function of the Committee

Audit Committee	1.	Reviews the scope and adequacy of internal controls.
(Joint with the Bank’s Audit Committee)	2.	Approves significant accounting principles, concepts, and practices related to the financial statements of the Company and Capital Bank.
2002 Membership: Clenna G. Ashley, Chair	3.	Reviews the internal and external audit program for the Company and the Bank with the goal of assuring that the Company’s and the Bank’s audit policies and practices are appropriate.
Albert J. Dale, III	4.	Engages independent auditors.
C. Donald Dixon	5.	Reviews audit fees.
Michael D. Shmerling	6.	Supervises matters relating to internal and external audit functions.
	7.	Reviews and sets internal policies and procedures regarding audits, accounting and other financial controls, including the loan review function.

	This committee met twice in 2001.

Compensation Committee (Joint with Bank’s Human Resources	1.	Makes recommendations to the full Board of Directors on executive compensation and other compensation issues.
Committee)	2.	Reviews and considers compensation plans for directors, executive officers, and other employees.
2002 Membership: Albert J. Dale, III Robert W. Doyle H. Newton Lovvorn, Jr. Michael D. Shmerling, Chair	3.	Evaluates the performance of executive and other officers and employees, with a view towards profitability, long-term growth and trends, regulatory factors and ratings, and perceived performance.
	This committee met twice in 2001.

The Bank has other committees, including the Executive Committee, the Community Reinvestment Act Committee, the Investment Committee, the Nominating Committee, and the Human Resources Committee.

EXECUTIVE OFFICERS

The following are the executive officers of the Company, all of whom are also the executive officers of Capital Bank & Trust Company (“Capital Bank” or “Bank”). Unless otherwise indicated, these officers have served in the indicated capacities during the last five years through the date hereof, except that Mrs. Kimble joined the Bank in January of 2000.

Name	Age	Office and Business Experience

R. Rick Hart	53	Chairman, President, and CEO of the Company, 2001 – present; Chairman of the Bank, 2000 – present; President and CEO of the Bank, 1994 – present; Director of the Bank 1994 – present; Director of the Company 2001 – present.

John W. Gregory, Jr.	51	Executive Vice President of the Company, 2001 – present; Executive Vice President and Senior Lender of the Bank, 1994 – present; Director of the Bank 1994 – present.

H. Edward Jackson, III	42	Executive Vice President and Secretary of the Company, 2001 – present; Executive Vice President and Secretary of the Bank, 1994 – present; Director of the Bank 1994 – present.

Sally P. Kimble	48	Senior Vice President and Chief Financial and Accounting Officer for Capital Bank & Trust Company and for the Company; Treasurer of the Company; 1988-1999, Senior Vice President and Chief Financial Officer of First Bank & Trust and First Financial Corporation, Mt. Juliet, Tennessee.

Officers are generally elected annually by, and serve at the pleasure of, the Board of Directors. However, as discussed below under “Executive Compensation,” the Company has employment contracts with Messrs. Hart, Jackson, and Gregory.

*****

The joint Company-Bank Audit Committee is presently comprised of Company-Bank Directors Dale and Shmerling and Bank Directors Ashley and Dixon. The Board of Directors has determined that all of the members of the Audit Committee are independent in accordance with the requirements of the Nasdaq Stock Market. (Although the Company is not listed on the Nasdaq, the Company has used the Nasdaq’s independence criteria in making this judgment.) The Audit Committee annually selects the independent auditors and meets with the auditors to discuss the annual audit. The Audit Committee is also charged with responsibility for internal controls, internal auditing, and financial reporting. The Audit Committee of the Company and Capital Bank met twice during fiscal year 2001.

The Board of Directors has not adopted a formal written charter for the Audit Committee.

Report of the Audit Committee

For the fiscal year ended December 31, 2001, the Audit Committee (i) reviewed and discussed the Company’s audited financial statements with management, (ii) discussed with the Company’s independent auditor, Maggart & Associates, P. C., all matters required to be discussed under Statement on Auditing Standards No. 61, and (iii) received from Maggart & Associates, P. C., disclosures regarding Maggart & Associates, P. C.’s independence as required by Independence Standards Board Standard No. 1 and discussed with Maggart & Associates, P. C. their independence. Based on the foregoing review and discussions, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company’s Annual Report on Form 10-K for the fiscal year ended December 31, 2001.

Audit Committee:

Clenna G. Ashley, Chair
Albert J. Dale, III
C. Donald Dixon
Michael D. Shmerling

WHO ARE THE BANK’S DIRECTORS AND HOW WILL THEY BE ELECTED?

The Bank’s directors are elected by the Company, which is the Bank’s sole shareholder. Although the Shareholders are not voting for Bank directors, the Company has elected to provide the Shareholders of the Company with information concerning the election of the Bank’s directors. Presently, there are ten directors of Capital Bank, which total includes all of the Company’s directors. The Bank’s directors continue to be elected every three years for three year terms as a Class, with one Class standing for election each year. This year, Bank directors in the Bank’s “Class II” are standing for election (marked with a double asterisk (**)). Information concerning the Bank’s directors is as follows:

Name [Class](1)	Age	Principal Occupation

Albert J. Dale, III [Class III]* [Bank Class I]	51	President, Dale, Inc.; served as a Bank director since 1994. Director of Capital Bancorp, Inc. since 2001.

R. Rick Hart [Class I]* [Bank Class I]	53	Chairman, President, and Chief Executive Officer of Capital Bank & Trust Company; served as a Bank director since 1994. Chairman, President, Chief Executive Officer and Director of Capital Bancorp, Inc. since 2001.

Michael D. Shmerling [Class II]* [Bank Class II]**	46	Executive Vice President and Chief Operating Officer, Kroll, Inc., 1999-present; Chairman and CEO of Background America, Inc., 1995 - 1999; served as a Bank director since 1997. Director of Capital Bancorp, Inc. since 2001.

Robert P. Alexander, Sr. [Bank Class III]	52	President, R. P. Alexander Co.; served as a Bank director since 1994.

Clenna G. Ashley [Bank Class I]	51	Attorney and investor; served as a Bank director since 1995.

C. Donald Dixon [Bank Class II]**	62	Insurance Consultant, Acordia of West Virginia, Inc.; served as a Bank director since 2001.

Robert W. Doyle [Bank Class III]	53	President and Owner of Major Bob Music, Inc., and Bob Doyle & Associates, Inc.; served as a Bank director since 1999. Also served as a Bank director from 1994 – 1998.

John W. Gregory, Jr. [Bank Class I]	51	Executive Vice President of Capital Bank & Trust Company; served as a Bank director since 1994. Executive Vice President of Capital Bancorp, Inc. since 2001.

Name [Class](1)	Age	Principal Occupation

H. Edward Jackson, III [Bank Class I]	42	Executive Vice President and Secretary of Capital Bank & Trust Company; served as a Bank director since 1994. Executive Vice President and Secretary of Capital Bancorp, Inc. since 2001.

H. Newton Lovvorn, Jr. [Bank Class II]**	62	Physician; served as a Bank director since 1994.

* Indicates a Director of Capital Bancorp, Inc. as well as of the Bank.

EXECUTIVE COMPENSATION

     There were no changes in the Bank’s chief executive officer during the last fiscal year. The following table sets forth the compensation of the Company’s Chief Executive Officer for 2001 and the other three most highly compensated executive officers as of December 31, 2001 (if their total annual salary and bonus equaled or exceeded $100,000). The figures below include all compensation paid for all services to the Company and the Bank for that fiscal year.

SUMMARY COMPENSATION TABLE

Annual Compensation				Long-Term Compensation
				Awards	Payouts
						Securities
				Other	Restricted	Underlying
				Annual	Stock	Options/	LTIP	All Other
Name And		Salary	Bonus	Compensation	Award(s)	SARs	Payouts	Compensation
Principal Position	Year	($)	($)	($)(1)(2)	($)(3)	(#)(3)	($)	($)(4)

R. Rick Hart,	2001	$185,017	$33,300	$5,200	N/A	500	$-0-	$10,650
Chairman, President and CEO

	2000	175,000	35,000	4,900	N/A	-0-	-0-	4,812

	1999	164,328	37,000	2,100	N/A	-0-	-0-	9,705

John W. Gregory, Jr.,	2001	$135,092	$24,300	$5,200	N/A	500	$-0-	$8,820
EVP

	2000	127,000	30,000	4,900	N/A	-0-	-0-	3,493

	1999	115,000	32,000	2,800	N/A	-0-	-0-	6,661

H. Edward Jackson, III,	2001	$109,730	$11,504	$5,200	N/A	500	$-0-	$7,553
EVP

	2000	110,250	20,000	4,900	N/A	-0-	-0-	3,032

	1999	105,000	27,000	2,800	N/A	-0-	-0-	6,060

Sally P. Kimble,	2001	$92,000	$10,532	$-0-	N/A	4,000 (5)	$-0-	$2,725
SVP & CFO(5)

	2000	81,458	10,000	-0-	N/A	4,000 (5)	-0-	-0-

NOTES TO PRECEDING TABLE

(1)	Pursuant to the instructions to Item 402 of Regulation S-K, the Company has omitted information regarding group life, health, hospitalization, medical reimbursement or relocation plans that do not discriminate in scope, terms or operation, in favor of executive officers or directors of the Company and that are available generally to all salaried employees. In accordance with the instructions to Item 402(b)(2)(iii)(c), perquisites and other personal benefits, securities, or property, if any, are not reported unless the aggregate amount of such compensation is the lesser of either $50,000 or 10% of the total of annual salary and bonus reported for the named executive in this table.
(2)	This amount includes director’s fees. Director’s fees for 2001 were deferred in the amount of $5,200 for each of the named executives pursuant to the directors’ deferred compensation plan discussed elsewhere in this Proxy Statement.
(3)	The amounts in this column reflect the number of unexercised options granted to the named executive(s) in the year(s) indicated.
(4)	This amount represents the Bank’s contribution to the Bank’s 401(k) plan on behalf of the named executive(s).
(5)	Mrs. Kimble joined the Company in January of 2000. The 4,000 shares underlying options were granted in 2000 at an exercise price of $18.00 per share. These same shares are included in the column for 2001 because the exercise price was repriced in 2001 to $14.00 per share when shares for employees under the level of executive vice president were repriced to $14.20 per share.

***

Stock Option Grants

In 2001 the Company granted 500 options to each officer of Capital Bank with at least five years’ service with an exercise price of $14.00 per share (an amount equal to or in excess of the fair market value on the date of the share exchange, although the options were not issued until December of 2001). The Company grants no stock appreciation rights.

					Potential
	Individual Grants				Realized Value at
	Number of				Assumed Annual
	Securities	% of Total			Rates of Stock Price
	Underlying	Options/SARs	Exercise		Appreciation
	Options/SARs	Granted to	or Base		For Option Term
	Granted	Employees in	Price	Expiration	5%	10%
Name	#	Fiscal Year	($/Share)	Date	($)	($)

R. Rick Hart, Chairman,	500	7.1%	$14.00	7/2/11	$4,410	$11,130
President and CEO

John W. Gregory, Jr., EVP	500	7.1%	$14.00	7/2/11	4,410	11,130

H. Edward Jackson, III, EVP	500	7.1%	$14.00	7/2/11	4,410	11,130

Sally P. Kimble, SVP and CFO	-0-	-0-	N/A	N/A	N/A	N/A

NOTES TO PRECEDING TABLE

(1)  In 2001 the Company granted 500 new options to each of the named executive officers as the result of a resolution by the Bank’s Board prior to consummation of the share exchange (on July 1, 2001) to grant 500 options to each officer of the Bank with at least five years’ service. The issuance of replacement options to the named executive officers did not constitute the issuance or repricing of new options, since the Company was simply replacing options previously issued for Bank common stock pursuant to the share exchange. Replacement options were issued to all Capital Bank stock option holders on the same terms and conditions (such as the remaining time before expiration (generally 2005), price, and vesting) as the then-existing Capital Bank options. Replacement options issued to the executive officers named in the preceding table totaled 100,500 in 2001.

***

2001 Stock Option Exercises

The table below provides information as to exercises of options in calendar 2001 under the Company’s stock option plan by the named executive officer(s) reflected in the Summary Compensation Table and the year-end value of unexercised options held by such officer(s).

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL
YEAR AND FISCAL YEAR END OPTION/SAR VALUES

			Securities	Value of
			Underlying	Unexercised in-
			Unexercised	the-Money
			Options/SARs	Options/SARs At
			At Fiscal Year	Fiscal Year End
			End (#)	($)
	Shares	Value
	Acquired on	Realized on	Exercisable/	Exercisable/
Name and Title	Exercise (#)	Exercise ($)	Nonexerciseable(1)	Nonexerciseable(1)

R. Rick Hart, Chairman,	-0-	$-0-	32,166/0	$63,332/$-0-
President/CEO

John W. Gregory, Jr.,	-0-	$-0-	32,167/0	$63,334/$-0-
Executive Vice President

H. Edward Jackson, III,	-0-	$-0-	32,167/0	$63,334/$-0-
Executive Vice President

Sally P. Kimble	-0-	$-0-	1,600/2,400	$-0-/$-0-
Senior Vice President and Chief Financial Officer

NOTES TO PRECEDING TABLE

(1)  The specified amount represents the difference between the estimated market price on January 31, 2002, of approximately $12.00 per share and the respective exercise price(s) of the options at the date(s) of grant ($10.00); except that (1) 500 of the options held by each of Messrs. Hart, Gregory, and Jackson are exercisable at $14.00 per share and (2) all of Mrs. Kimble’s stock options are exercisable at $14.00 per share. Shares exercisable at $14.00 per share are not “in the money” or “at the money.” Such amounts may not necessarily be realized. Actual values that may be realized, if any, upon the exercise of such options will be based on the market price of the Company’s common stock at the time of any such exercise(s) and thus are dependent upon future performance of the Company’s common stock.

***

Employment Contracts

Three members of the Company’s executive management serve the Company under written employment contracts. They are R. Rick Hart, John W. Gregory, Jr., and H. Edward Jackson, III. These employment agreements were agreed upon in December of 2000 and have many comparable provisions. Mr. Hart is employed for a three year term, which is extended for one year on each anniversary date unless Mr. Hart or the Bank gives notice of non-renewal. Mr. Hart’s contract provides that he will serve the Bank as chairman, president and chief executive officer, although the title of president may be reassigned by the Bank’s board of directors without breaching Mr. Hart’s contract. Mr. Gregory and Mr. Jackson have similar provisions in their contract as to service as executive vice president. Mr. Hart’s base salary is $175,000; Mr. Gregory’s is $127,000; and Mr. Jackson’s is $110,250. These individuals are protected against reductions in their base salaries and benefits and they are granted substantial severance packages in the event of a change in control of the Company or the Bank. Mr. Gregory’s contract is for a three-year term and Mr. Jackson’s is for a two-year term.

Summary of Employment Contracts

The employment contracts are intended to provide for security for both the Company (and the Bank) and the employee. The Bank and the Company are parties to the contracts with the employees. The contracts assign specific functions and titles to the employees, assign them to specific supervisors, and provide for the method of termination or non-renewal. Each of these employees is to be furnished with a car and shall pay the individual’s country club dues (and related taxes thereon). In the event of termination by the Company or the Bank for improper cause, or as a result of a change in control, each employee is entitled to specified compensation (generally 2.99 times the employee’s then-current base salary and a gross-up of income taxes thereon), plus certain insurance benefits, and released from their non-competition agreements. In addition, in such event, the stock options previously granted to the employee shall immediately vest. An employee who resigns without proper cause is not entitled to a severance package and remains subject to a non-competition agreement of one year (which can be extended by the Bank for six additional months in exchange for continued payment of base salary and benefits). In the event of a change in control, the executive may resign and receive the severance package described above. The employee’s right to resign and receive a severance package shall be operative when there has been, in fact, a change in control. If not used, this right to resign “for cause” based on the change in control expires six months after the effective date of the change in control.

A change in control of the Company or Capital Bank occurs if and when, with or without the approval of the Board of the Company or Capital Bank incumbent prior to the occurrence: (1) more than 35% of the outstanding securities entitled to vote in an election of Directors of the Company or Capital Bank shall be acquired by any person (as such term is used in Sections 13(d) and 14(d) of the Securities Exchange Act of 1934, as amended); or (2) as the result of a tender offer, merger, consolidation, sale of assets or contested election or any combination of such transactions, the persons who were Directors of the Company or Capital Bank immediately before the transaction shall cease to constitute a majority of the Board. The interpretation of this change in control definition shall be in accordance with the change in bank control regulations and other applicable rules, regulations and interpretations of the Federal Deposit Insurance Corporation as in effect from time to time during any term or renewal term of the contract. In addition, a change in control shall be deemed to have occurred upon any merger, consolidation or reorganization to which the Bank (or an entity controlled thereby) is a party, but is not a surviving entity; or upon the sale of all or substantially all of the assets of the Bank or the Company.

This summary is qualified in its entirety by reference to the contracts themselves, which are exhibits to the Company’s Annual Report on Form 10-K for the year ended December 31, 2001.

Benefits

Beginning in 1994, the Bank put into effect a 401(k) profit-sharing plan for the benefit of its employees. Employees eligible to participate in the plan are those at least 21 years old, who have worked one year, and who have completed 1,000 hours of service. The provisions of the plan provide for both employee and employer contributions. For the year ended December 31, 2001, the Bank made contributions to this plan in the aggregate amount of $132,000, compared to the contribution of $86,000 for the year ended December 31, 2000, and $75,000 for the year ended December 31, 1999. The Bank matches employee contributions up to three percent (3%) of gross income and also makes a contribution of three percent (3%).

Life insurance, health and dental insurance, disability insurance, and other traditional benefits (such as paid vacation) are provided to full-time Bank employees. These benefits are generally believed to be commensurate with the types of benefits offered in the Nashville-Davidson County Metropolitan Area by competing financial institutions.

In accordance with our Bank’s marketing strategy, Bank officers entertain customers and prospective customers at restaurants and private clubs at the Bank’s expense. The Bank pays dues and certain expenses of private clubs for certain of its executive officers. The Bank also either provides an automobile or reimburses officers for the use of such person’s vehicle.

2001 Capital Bancorp, Inc. Stock Option Plan

The Shareholders of the Company approved the 2001 Capital Bancorp, Inc. Stock Option Plan (the “Company’s stock option plan”) at a special meeting of shareholders held in March of 2001 to attract and retain employees of the Company and the Bank through the grant of options to purchase the Company’s common stock. Five Hundred

Thousand shares were allocated to the Company’s stock option plan. Options granted under the Company’s stock option plan may qualify as incentive stock options (“Incentive Stock Options”) under Section 422 of the Internal Revenue Code of 1986, as amended or may be Nonstatutory Stock Options. All key employees of the Company, the Bank, and future affiliates, if any, are eligible to receive Incentive Stock Options. The Company granted 173,000 options under the Company’s stock option plan in 2001. Virtually all of these (166,000) were issued to replace issued stock options for Bank common stock. To the maximum practicable extent, the options issued by the Company were the mirror image of those that they replaced as to exercise price, exercise period, vesting, and all other material terms, except that a holder exercising such options will receive Company common stock rather than Bank common stock. Presently, to the Company’s best knowledge, no options to purchase Bank common stock remain outstanding.

The Company’s stock option plan provides for the board of directors to have the greatest possible latitude in amending the Company’s stock option plan, but any increase in the number of shares allocated to the Company’s stock option plan will be subject to approval by the board of directors and, to the extent required by applicable law, rule or regulation, submitted to Shareholder vote.

Shares subject to Options granted under the Company’s stock option plan which expire, terminate or are canceled, without having been exercised in full become available again for option grants. Of the options available for grant to officers and other employees, 173,000 have been granted and 327,000 remain ungranted.

The board of directors utilizes the Company’s Compensation Committee, which is joint with the Bank’s Human Resources Committee, to administer the Company’s stock option plan. The stock option plan may be terminated at any time by the board of directors although such termination would not affect options that had been granted prior to such termination. Options granted to the organizing directors were exercisable upon grant. Options granted to the key employees are expected to vest as quickly as permissible and still qualify as statutory incentive stock options. The Company’s stock option plan provides that options must be exercised no later than ten years after being granted (five years in the case of Incentive stock options granted to an employee who owns more than 10% of the voting power of all stock). As it was intended and disclosed to the Shareholders, the founding officers and the directors have been recognized for their services through awards made under the stock option plan.

The Company’s stock option plan provides that the board of directors shall approve the exercise price of options on the date of grant, which for incentive stock options cannot be less than the fair market value of the Company’s common stock on that date (110% of the fair market value for Incentive Stock Options granted to employees who own more than 10% of the voting stock). The number of shares which may be issued under the Company’s stock option plan and the exercise prices for outstanding options are subject to adjustment in the event that the number of outstanding shares of Company’s common stock will be changed by reason of stock splits, stock dividends, reclassification, or other recapitalization. In addition, upon a merger or consolidation involving the Company, participants may be entitled to shares in the surviving company upon the terms set forth in the Company’s stock option plan.

Options granted under the Company’s stock option plan are nontransferable, other than by will, the laws of descent and distribution or, for nonstatutory stock options, pursuant to certain domestic relations orders. Payment for shares of Company’s common stock to be issued upon exercise of an option may, if permitted in the option agreement, be made in cash, by delivery of Company’s common stock valued at its fair market value on the date of exercise or delivery of a promissory note as specified in the option agreement. Certain limitations apply to the exercise of options. Note 15 and Note 16 to the Consolidated Financial Statements of the Company for the year ended December 31, 2001 contain additional information relating to the Company’s stock option plan.

The board of directors, or its designated committee may, in its discretion, grant options which by their terms become fully exercisable upon a change of control (within the meaning of the Company’s stock option plan), notwithstanding other conditions on exercisability in the stock option agreement. Changes in control may include such things as significant changes in share ownership, mergers, and other types of acquisitions or reorganizations, among others.

Compensation Committee Interlocks and Insider Participation

The compensation committee during the fiscal year ended December 31, 2001 consisted of Company Directors Dale and Shmerling and Bank Directors Doyle and Lovvorn. From time to time, the Company’s primary subsidiary, Capital Bank & Trust Company, makes loans to its directors and executive officers of the Company and the Bank, and related persons and entities, for the financing of homes, as well as home improvement, consumer and commercial loans. It is the belief of management that these loans are made in the ordinary course of business, are made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons, and neither involve more than normal risk of collectibility nor present other unfavorable features. The Company relies upon its Directors and executive officers for identification of their respective associates and affiliates (as those terms are defined in the Securities Exchange Act).

No member of the Committee is, or was during 2001, an executive officer of another bank or company whose board of directors has a comparable committee on which one of the Company’s or the Bank’s executive officers serves. None of the executive officers of the Company is, or was during 2001, a member of a comparable compensation committee of a financial institution or other company of which any of the directors of the Company or the Bank is an executive officer.

2002 Report of the Compensation Committee on Executive Compensation

The Executive compensation committee, in conjunction with the compensation sub committee of the Bank’s executive committee, reviews compensation paid to the chief executive officer. The committee reviews various published surveys of compensation paid to employees performing similar duties for depository institutions and their holding companies, with a particular focus on the level of compensation paid by comparable stockholder institutions in and around the Company’s market areas, including institutions with total assets of between $150 million and $1 billion. Although the committee does not specifically set compensation levels for the chief executive officer based on whether particular financial goals have been achieved by the Company, the Committee does consider the overall profitability of the Company when making these decisions. The compensation committee has the following goals for compensation programs impacting the chief executive officer of the Company:

•	To provide motivation for the chief executive officer to enhance stockholder value by linking compensation to the future value of the Company’s stock;

•	To retain the chief executive officer who has led the Company to build its existing market franchise and to attract high quality executive officers in the future by providing total compensation opportunities which are consistent with competitive norms of the industry and the Company’s level of performance; and

•	To maintain reasonable fixed compensation costs by targeting the base salary at a competitive average.

During the year ended December 31, 2001, R. Rick Hart, Chairman, President and Chief Executive Officer, received a base salary of $185,017 and $33,300 in bonus in recognition of his continued leadership in the management of the Bank as well as his assumption of the additional duties of Chairman, President and Chief Executive Officer of the Company. The Compensation Committee will consider the annual compensation paid to the presidents and chief executive officers of publicly owned financial institutions nationally, in the State of Tennessee and surrounding states with assets of between $150 million and $1 billion and the individual job performance of such individual in consideration of its specific salary increase decision with respect to compensation to be paid to the president and chief executive officer in the future.

Impact of the Internal Revenue Code

Section 162(m) of the Internal Revenue Code limits the deductibility of executive compensation paid by publicly held corporations to $1 million per employee. Based on the amounts earned by the employees of the Company and Bank, the Company does not believe that the $1 million limitation will affect the Company or the Bank. In addition, this limitation generally does not apply to compensation based on performance goals if certain requirements are met. The Company believes its stock incentive plans and payments of target incentive payments are “performance-based” and satisfy Section 162(m). The committee intends for all compensation paid to our executives to be fully deductible under federal tax laws and intends to take such steps as are necessary to ensure continuing deductibility.

Compensation Committee:

Albert J. Dale, III Robert W. Doyle Dr. H. Newton Lovvorn, Jr. Michael D. Shmerling, Chair

Shareholder Return Performance Graph

Stock Performance Graph. Set forth below is a stock performance graph comparing the cumulative total shareholder return on the common stock with (a) the cumulative total shareholder return on stocks included in the Russell 2000 index and (b) the cumulative total shareholder return on stocks included in the NASDAQ Bank Index, as prepared for the Company by Research Data Group, Inc. All investment comparisons assume the investment of $100 as of December 31, 1996, and the reinvestment of dividends, as specified in Section 402(l) of Regulation S-K for companies (like the Company) which registered under Section 12 of the Securities Exchange Act in fiscal 2001.

There can be no assurance that the Company’s future stock performance will be the same or similar to the historical stock performance shown in the graph below. The Company neither makes nor endorses any predictions as to stock performance. The Company notes, however, that the comparisons are to companies with publicly traded stocks which may be trading at a multiple of book value greater than the multiple (if any) at which the Company’s stock is trading.

	12/96	12/97	12/98	12/99	12/00	12/01

Capital Bancorp, Inc.	100.00	139.13	169.57	156.52	130.43	108.70

Russell 2000	100.00	122.36	119.25	144.60	140.23	143.71

Nasdaq Bank	100.00	167.41	166.33	159.89	182.38	197.44

The information set forth above under the subheadings “Compensation Committee Report on Executive Compensation” and “Shareholder Return Performance Graph” (i) shall not be deemed to be “soliciting material” or to be “filed” with the Commission or subject to Regulation 14A or the liabilities of Section 18 of the Exchange Act, and (ii) notwithstanding anything to the contrary that may be contained in any filing by the Company under such Act or the Securities Act, shall not be deemed to be incorporated by reference in any such filing.

[*Note: Return is measured by dividing (i) the sum of (A) the cumulative amount of dividends for the measurement period, assuming dividend reinvestment, and (B) the difference between the Share price at the end and beginning of the measurement period; by (ii) the Share price at the beginning of the measurement period. The measurement period in the graph set forth above begins on the last trading day of December 31, 1996. The closing price on that date is the base amount, with cumulative returns for each subsequent twelve-month period measured as a change from that base. The cumulative return for each twelve-month period is calculated in relation to the base amount as of the last trading day of the Company’s fiscal year.*]

STOCK OWNERSHIP OF MANAGEMENT AND CERTAIN BENEFICIAL OWNERS

The Company is authorized to issue 20,000,000 shares of its common stock. (Please refer to Item 5 of the Company’s Annual Report on Form 10-K for the year ending December 31, 2001, for additional discussion of the Company’s authorized classes of securities.) As of February 1, 2002, there were 1,565,271 shares of the Company’s common stock issued and outstanding.

The following table provides information, as of February 1, 2002, with respect to the following beneficial owners of the Company’s common stock:

•	Each shareholder who owns more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner,

•	Each director of the Company;

•	Each nominee for director;

•	Each director of the Bank; and

•	All Company executive officers and directors as a group.

Because of the importance of the Bank to the Company, comparable information is provided for the Bank as well as the Company, rather than solely for the Company. Company directors are signified by a “*”.

We determined beneficial ownership by applying the General Rules and Regulations of the SEC, particularly Rule 13d-3 under the Securities Exchange Act, which state that a person may be credited with the ownership of common stock:

•	Owned by or for the person’s spouse, minor children or any other relative sharing the person’s home;

•	Of which the person shares voting power, which includes the power to vote or to direct the voting of the stock; and

•	Of which the person has investment power, which includes the power to dispose or direct the disposition of the stock.

•	Also, a person who has the right to acquire beneficial ownership of shares within 60 days after February 1, 2002, will be considered to own the shares. Unless otherwise indicated, the persons listed own their shares directly as individuals or in conjunction with their spouses.

				Percent of
	Number of		Right to	Outstanding
Name(1)(2)	Shares Owned		Acquire	Shares

(A) Name and Address of each shareholder who owns more than 5% of the Company’s outstanding common stock, either on the Company’s records or indirectly as a “beneficial” owner

Robert W. Doyle
1111 17th Avenue South
Nashville, Tennessee 37212	83,000		12,500	6.05

(B) Name of Each Director and Nominee

Robert P. Alexander, Sr.(3)	20,000		12,500	2.06

Clenna G. Ashley	10,000		-0-	**

*Albert J. Dale, III (4)	22,500		12,500	2.22

C. Donald Dixon	2,764		-0-	**

Robert W. Doyle	83,000		12,500	6.05

John W. Gregory, Jr.(5)	11,134		32,167	2.71

*R. Rick Hart	13,100		32,166	2.83

H. Edward Jackson, III (6)	19,550		32,167	3.24

H. Newton Lovvorn, Jr., M.D.(7)	15,000		12,500	1.74

*Michael D. Shmerling	28,450		-0-	1.82

(C)(1) Directors and Executive Officers of the Company (including Director-Nominees as a Group, comprised of 6 individuals)	97,909	(1)	110,600	13.12	%(1)

(C)(2) Directors and Executive Officers of the Bank (11 individuals)	228,673	(1)	148,100	23.79	%(1)

**Represents beneficial ownership of less than 1% of the Company’s common stock.

NOTES TO PRECEDING TABLE

(1)  The percentages shown are based on 1,565,271 total shares outstanding on a pro forma basis including all of the options exercisable within 60 days (with shares actually outstanding) as of February 1, 2002. The shares shown in each Director’s column, and in the group total, include shares beneficially owned at February 1, 2002 by the named individual and those obtainable by the exercise of options by such person within the next 60 days. Eight of these individuals hold options pursuant to the 2001 Capital Bancorp, Inc. Stock Option Plan: Mr. Alexander (12,500), Mr. Dale (12,500), Mr. Doyle

(12,500), Mr. Gregory (32,167), Mr. Hart (32,166), Mr. Jackson (32,167), Mrs. Kimble (1,600), and Dr. Lovvorn (12,500). The percentages have been calculated based on the pro forma number of shares of common stock deemed to be owned beneficially by such holder pursuant to Rule 13d-3 under the Securities Exchange Act of 1934, as amended (the “Securities Exchange Act”), thus including all options exercisable within the next 60 days in such person’s total as if such person had exercised all of her or his respective options.

(2)  This information has been furnished by the directors and officers of the Company. Unless otherwise indicated, a shareholder possesses sole voting and investment power with respect to all of the shares shown opposite her or his name, including shares held in her or his individual retirement account. Shares held in self-directed Individual Retirement Accounts have been shown in each Director’s total, and classified as subject to the Director’s sole voting and dispositive authority.

(3)  Of the shares indicated, 5,000 shares are held in the name of R. P. Alexander & Co. Inc. Profit Sharing Plan in which Mr. Alexander has an interest.

(4)  Of the shares indicated, 20,000 are held in the name of Dale Insulation, Inc., 401(k) Profit Sharing Plan As Owner for the Benefit of Albert J. Dale, III. Mr. Dale exercises voting and investment authority with respect to these shares.

(5)  Of the shares indicated, Mr. Gregory shares voting and investment authority with respect to 2,250 shares held jointly with Olivia O. Gregory and as custodian for each of his children for 4,652 shares. In addition, 3,945 of the shares are held in an individual retirement account in which Mr. Gregory has an interest. Mr. Gregory disclaims voting and investment authority as to 674 shares owned by his spouse and as to 517 shares of an adult child.

(6)  Of the shares indicated, 3,450 shares are held in custodial capacity for, or in the names of, minor children.

(7)  Of the shares indicated, 3,000 are held in custodial capacity for minor children.

***

SECTION 16(a) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

Section 16(a) of the Securities Exchange Act of 1934 requires our Directors and executive officers and persons who own more than 10% of a registered class of our equity securities to file with the SEC reports of ownership and changes in ownership of our common stock. Directors, executive officers and greater than 10% Shareholders are required by SEC regulations to furnish us with copies of all Section 16(a) forms they file. Based solely on a review of the copies of these reports furnished to us or written representations that no other reports were required, we believe that during fiscal year 2001 all of our directors and executive officers complied with these requirements for filings with the SEC except that Messrs. Gregory, Jackson, and Kimble filed a Form 3 late and Messrs. Jackson and Shmerling reported a transaction late. (The Company knows of no 10% or greater beneficial owner.)

CERTAIN TRANSACTIONS

Certain Directors and officers of the Company, businesses with which they are associated, and members of their immediate families are customers of Capital Bank and have had transactions with Capital Bank in the ordinary course of Capital Bank’s business. All material transactions involving loans and commitments to such persons and businesses have been made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other borrowers. The indebtedness of management (including the Directors and their respective interests) and these related parties to Capital Bank was approximately $2,768,000 at December 31, 2001 and thus equal to an estimated 1.99% of the total currently outstanding Capital Bank loans (net of loan loss reserve) as of December 31, 2001. This indebtedness is equal to approximately 16.75% of the Company’s total Shareholders’ equity at December 31, 2001. In the opinion of the Board of Directors, such transactions have not involved more than a normal risk of collectibility nor presented other unfavorable features, nor were any of these related-party loans restructured or charged off in such year.

Except as disclosed under “Executive Compensation,” and except as set forth below, our executive officers, Directors and Director nominee(s) did not have significant business relationships with us which would require disclosure under applicable SEC regulations and no such transactions are anticipated during the 2001 fiscal year.

SECOND PROPOSAL

RATIFICATION OF
INDEPENDENT AUDITORS

The Board of Directors of the Company has selected Maggart & Associates, P.C. to serve as independent auditors for the current fiscal year upon the recommendation of the Company’s Audit Committee and considers it desirable that the selection of Maggart & Associates, P.C. be ratified by the Shareholders. Maggart & Associates, P.C. has served in this capacity for the Company since 1994. A representative of Maggart & Associates is expected to be present at the Annual Meeting, will have an opportunity to make a statement if he or she so desires, and is expected to be available to respond to appropriate questions.

Fees Billed or to be Billed to the Company by Maggart & Associates, P.C. for 2001 are as follows:

Audit Fees. The aggregate audit fees billed or to be billed to the Company by Maggart & Associates, P.C. during 2001 for professional services rendered for the audit of the Company’s annual financial statements and for the reviews of the financial statements included in the Company’s quarterly reports on Form 10-Q totaled $54,950.

Financial Information Systems Designed and Implementation Fees. Maggart & Associates, P.C. provided no professional services to the Company regarding financial information systems design and implementation during 2001.

All Other Fees. The aggregate fees billed or to be billed to the Company by Maggart & Associates, P.C. for 2001 for all services rendered to the Company, including tax related services, but excluding audit fees and financial information systems design and implementation fees, totaled $12,815, plus $20,130 paid to that firm for services rendered in connection with the formation of the Company as a bank holding company, a non-recurring, special project.

The Board has considered whether the provision of non-audit services is compatible with maintaining the external accountant’s independence. After discussing this matter among themselves, with management, and with the independent auditors, the Board believes that the provision of the specified non-audit services is compatible with maintaining the external auditor’s independence.

The Board of Directors unanimously recommends that you vote FOR the ratification of Maggart & Associates, P.C., as the Company’s independent auditors for the fiscal year ending December 31, 2002.

PROXY SOLICITATION

Proxies are being solicited by and on behalf of the Board of Directors of Capital Bancorp, Inc. All expenses of this solicitation, including the cost of preparing and mailing this Proxy Statement, will be borne by us. In addition to solicitation by use of the mails, proxies may be solicited by our Directors, officers and employees in person or by telephone, telegram or other means of communication. Our Directors, officers and employees will not be additionally compensated, but may be reimbursed for out-of-pocket expenses in connection with any solicitation. Arrangements also will be made with custodians, nominees and fiduciaries for forwarding of proxy solicitation material to beneficial owners of shares held of record by such persons, and we may reimburse those custodians, nominees and fiduciaries for reasonable expenses incurred in connection therewith.

SHAREHOLDER PROPOSALS FOR 2003 ANNUAL MEETING

To be considered for inclusion in our proxy materials relating to the 2003 Annual Meeting of Shareholders, Shareholder proposals must be submitted by eligible Shareholders who have complied with the relevant regulations of the SEC and must, in general, be physically received by the Company no later than February 21, 2003. For business to be properly brought before an annual meeting by a Shareholder, the Shareholder must have delivered timely notice thereof in writing to the secretary of the Company. To be timely, unless otherwise provided pursuant to applicable law (including, without limitation, federal securities laws), a Shareholder’s notice must be delivered to or mailed and received by the president or the corporate secretary at the principal executive offices of the Company, not less than sixty days nor more than ninety days prior to the meeting; provided, however, that in the event that less than sixty days’ notice or prior public disclosure of the date of the meeting is given or made to Shareholders, notice by the Shareholder to be timely must be so received not later than the close of business on the tenth day following the date on which such notice of the date of the annual meeting was mailed or such public disclosure was made. A Shareholder’s notice to the secretary must include a detailed list of information. A copy of the Shareholder proposal procedure is available from the Company in the same manner as requesting a copy of the Annual Report on Form 10-K, as specified elsewhere in this document. Shareholder proposals should be mailed to the secretary of the Company, care of Shareholder Relations, Capital Bancorp, Inc., 1816 Hayes Street, Nashville, Tennessee 37203.

OTHER BUSINESS

Our management is not aware of any matters to be brought before the Annual Meeting other than such ministerial matters as the consideration of minutes of the last meeting of Shareholders. However, if any other matters are properly brought before the Annual Meeting, the persons named in the enclosed form of proxy will have discretionary authority to vote all proxies with respect to such matters in accordance with their best judgment.

SHAREHOLDER RELATIONS AND TRANSFER AGENT

The Company has appointed Sally P. Kimble, Senior Vice President and Chief Financial Officer as its principal Shareholder Relations spokesperson. She may be reached at (615) 327-9000, by mail at P. O. Box 24120, Nashville, Tennessee 37203, and by e-mail at cbtspk@aol.com. The Company’s Transfer Agent is Registrar and Transfer Company, 10 Commerce Drive, Cranford, New Jersey 07016-3572, telephone (800) 456-0596. The Company utilizes the Bank’s Web Site, www.capitalbk.com. The Company’s 2001 Annual Report to Shareholders can be obtained by written request to the Company, Capital Bancorp, Inc., P. O. Box 24120, Nashville, Tennessee 37203, Attention: Shareholder Relations.

AVAILABILITY OF FORM 10-K

UPON THE WRITTEN REQUEST OF ANY RECORD HOLDER OR BENEFICIAL OWNER OF THE SHARES OF OUR COMMON STOCK ENTITLED TO VOTE AT THE ANNUAL MEETING, WE WILL PROVIDE, WITHOUT CHARGE, A COPY OF OUR ANNUAL REPORT ON FORM 10-K FOR THE FISCAL YEAR ENDED DECEMBER 31, 2001, TOGETHER WITH FINANCIAL STATEMENTS AND SCHEDULES, AS AND WHEN FILED WITH THE SEC. REQUESTS SHOULD BE MAILED TO SALLY P. KIMBLE, SENIOR VICE PRESIDENT AND CHIEF FINANCIAL OFFICER, 1816 HAYES STREET, NASHVILLE, TENNESSEE 37203. THE REPORT IS EXPECTED, ALSO, TO BE POSTED ON THE BANK’S WEB SITE AT WWW.CAPITALBK.COM.

The Annual Report to Shareholders that accompanied the proxy materials does not constitute “soliciting material.” Copies of the Annual Report to Shareholders have been mailed to the Securities and Exchange Commission pursuant to Rule 14a-3(c) as promulgated under the Securities Exchange Act, as amended.

APPENDIX A

PROXY
CAPITAL BANCORP, INC.
FOR USE AT THE ANNUAL MEETING OF SHAREHOLDERS
TO BE HELD ON APRIL 18, 2002

THIS PROXY IS SOLICITED BY AND ON BEHALF OF THE BOARD OF DIRECTORS OF THE COMPANY.

The undersigned holder of Common Stock, $4.00 par value per share (“Common Stock”) of CAPITAL BANCORP, INC. (the “Company”) hereby appoints JOHN W. GREGORY, JR., AND SALLY P. KIMBLE, each with full power to appoint his or her substitute, as proxy for the undersigned to attend, vote and act for and on behalf of the undersigned at the Annual Meeting of Shareholders of the Company to be held in the Community Room of Capital Bank & Trust Company, 1816 Hayes Street, Nashville, Tennessee 37203, on Thursday, April 18, 2002 (the “Meeting”) at 4:30 p.m. (Local Time), and at any adjournments and postponements thereof, and hereby revokes any proxy previously given by the undersigned. The record date for the Annual Meeting is February 28, 2002.

The Common Stock represented by this proxy will be voted in accordance with any choice specified in this proxy. IF NO SPECIFICATION IS MADE, THE PERSONS NAMED BELOW WILL VOTE SUCH COMMON STOCK FOR THE ELECTION OF THE DIRECTORS NAMED IN THIS PROXY AND FOR THE RATIFICATION OF THE SPECIFIED AUDITORS, AND IN THE DISCRETION OF THE PROXY AS TO ANY OTHER MATTER TO PROPERLY COME BEFORE THE ANNUAL MEETING. If this proxy is not dated, it shall be deemed to be dated on the date on which this proxy was mailed by the Company.

1.	To elect as Directors the Nominees listed below:

☐	FOR all Nominees listed below (except as marked to the contrary below)	☐	WITHHOLD AUTHORITY to vote for all Nominees listed below

(INSTRUCTIONS: To withhold authority for any individual Nominee, strike a line through the Nominee’s name in the list below.)

Class I - R. Rick Hart (Three year term)

2.	To ratify the appointment of Maggart & Associates, P.C., as independent auditors for the Company for the fiscal year ending December 31, 2002.

☐ FOR ☐ AGAINST ☐ ABSTAIN

3.	In their discretion, the Proxies are authorized to vote upon such other business as properly may come before the meeting.

          The following rules apply to this proxy: When shares are held by joint tenants, both should sign. If you are signing as attorney, executor, administrator, trustee, or guardian, you must give your full title as such. If you are signing on behalf of a corporation or limited liability company, you must sign in full corporate name by the president, chief manager or other authorized officer. If you are signing on behalf of a partnership, you must sign in partnership name by an authorized person.

Date:		, 2002

Signature

☐	PLAN TO ATTEND

Signature, if held jointly

If you don’t mind, please provide us with your e-mail address: